SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      December 11, 2003 (November 14, 2003)

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9147	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Limited P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
Item 9. Regulation FD Disclosure.
SIGNATURES
Ex-99.1

Item 12. Results of Operations and Financial Condition.

On November 14, 2003, the Registrant issued a press release concerning its financial results for the quarter ended September 30, 2003, a copy of which is attached hereto as Exhibit 99.1.

Item 9. Regulation FD Disclosure.

Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release issued November 14, 2003. The Press Release is attached hereto as Exhibit 99.1.

The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in any filing under The Securities Act of 1933 or The Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: December 11, 2003	By:	/s/ Liz Landles

Liz Landles, Corporate Secretary